SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 14 , 1997



                             ANTENNAS AMERICA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Utah                           0-18122                 87-0454148
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
    of incorporation)                   Number)             Identification  No.)




          4860 Robb Street, Suite 101, Wheat Ridge, Colorado 80033-2163
          -------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code (303) 421-4063
                                                            -------------



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Item 5.  Other Events.
         ------------

     Press Release. The press release of the Registrant dated July 14, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements And Exhibits.
         ---------------------------------

     (c) Exhibits.
         --------

                                 Exhibit Index
                                 -------------

Exhibit
Number            Description

99.1              Press release dated          July 14, 1997.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 14, 1997                  ANTENNAS AMERICA, INC.
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                                       By: /S/  RANDALL P. MARX
                                           -------------------------------------
                                           Randall P. Marx
                                           Chief Executive Officer